Supplement dated October 2, 2006
                             to the Prospectus of
                            Each Fund Listed Below:


CMA Government Securities Fund        CMA Multi-State Municipal Series Trust
CMA Money Fund                          CMA Arizona Municipal Money Fund
CMA Tax-Exempt Fund                     CMA California Municipal Money Fund
CMA Treasury Fund                       CMA Connecticut Municipal Money Fund
WCMA Government Securities Fund         CMA Florida Municipal Money Fund
WCMA Money Fund                         CMA Massachusetts Municipal Money Fund
WCMA Tax-Exempt Fund                    CMA Michigan Municipal Money Fund
WCMA Treasury Fund                      CMA New Jersey Municipal Money Fund
                                        CMA New York Municipal Money Fund
                                        CMA North Carolina Municipal Money Fund
                                        CMA Ohio Municipal Money Fund
                                        CMA Pennsylvania Municipal Money Fund



         On September 29, 2006, BlackRock, Inc. ("BlackRock") consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.'s investment management business combined with that of BlackRock to create a new independent company that is one of the world's largest asset management firms. The combined company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

         BlackRock Advisors, LLC ("BlackRock Advisors"), a wholly owned subsidiary of BlackRock, was organized in 1994 to perform advisory services for investment companies. BlackRock Advisors and its affiliates had approximately $1.04 trillion in investment company and other portfolio assets under management as of June 30, 2006. As of September 29, 2006, BlackRock Advisors is the Manager of each Fund or each master trust in which the funds listed above invest all of their assets (collectively, the "Funds"). As of the same date, BlackRock Advisors also became administrator of each Fund, except CMA Multi-State Municipal Series Trust. BlackRock Advisors will be compensated at the same management fee and administration fee rates as were in effect prior to September 29, 2006.

         With respect to each of CMA Multi-State Municipal Series Trust, CMA Tax-Exempt and WCMA Tax-Exempt, BlackRock Advisors has entered into a separate sub-advisory agreement with its affiliate, BlackRock Investment Management, LLC ("BIM"), under which BlackRock Advisors pays BIM a fee equal to 59% of the advisory fee paid to BlackRock Advisors under each applicable management agreement. BIM, a registered investment adviser and commodity pool operator organized in 1999, is responsible for the day-to-day management of each applicable Fund.

         With respect to each of the other Funds, BlackRock Advisors has entered into a separate sub-advisory agreement with its affiliate, BlackRock Institutional Management Corporation ("BIMC"), under which BlackRock Advisors pays BIMC a fee equal to 59% of the advisory fee paid to BlackRock Advisors under each applicable management agreement. BIMC, a registered investment adviser organized in 1977, is responsible for the day-to-day management of each applicable Fund.

            Patrick Ford is the portfolio manager of CMA Money Fund and WCMA Money Fund. John Ng is the portfolio manager of CMA Treasury Fund, WCMA Treasury Fund, CMA Government Securities Fund and WCMA Government Securities Fund. Peter J. Hayes is the portfolio manager of CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund and WCMA Tax-Exempt Fund.

         BlackRock Advisors and BIMC are located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIM's principal address is P.O. Box 9011, Princeton, New Jersey 08543-9011.

Code # CMA&WCMA-PR-SUP-1006




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